West Pharmaceutical Services, Inc. J.P. Morgan Healthcare Conference Eric M. Green, President & CEO January 10, 2018

Safe Harbor Statement Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP. Please refer to “Reconciliation of Non-GAAP Measures” at the end of these materials for more information. Trademarks Registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo Crystal Zenith® is a registered trademark of, and is licensed from, Daikyo Seiko, Ltd. 2 | J.P. Morgan Healthcare Conference

An Integral Part of the Healthcare Industry Top 50 Injectable biologics rely on West and Daikyo components ~ 41 Billion Components manufactured annually Top 75 Supplier to the top 75 pharmaceutical & biotech injectable companies J.P. Morgan Healthcare Conference 3 | A 95-year history of providing injectable drug containment & delivery for global pharmaceutical, biotech, generic and medical device companies

West Business at a Glance


7%
40%
53%
Net Sales*
By Geography
Americas
Europe, Middle East, Africa
Asia Pacific


21%
4%
42%
33%
Net Sales*
By Product Category
PROPRIETARY PRODUCTS
High-Value Components
Standard Packaging
Delivery Devices
Contract-Manufactured Products


21%
35%
23%
21%
Net Sales*
By Market Group
PROPRIETARY PRODUCTS
Pharma
Generics
Biologics
Contract-Manufactured Products

>2,000 Customers

Largest Customer: ~7% of Total Sales

>7,300 Employees

50 Locations

28 Manufacturing Sites

* Based on first nine months 2017 consolidated net sales @ $1.05/Euro

4 | J.P. Morgan Healthcare Conference

West

Proprietary Products Business Segment Proprietary Products Vial Containment Components Pre-fillable Syringe Components Cartridge System Components Polymeric Containers Reconstitution Devices Self-injection Devices J.P. Morgan Healthcare Conference 5 | Growth in High Value Products Nine-month YTD Net Sales HVP HVP 2013 2017 Net Sales Standard Standard Delivery Delivery 100% Proprietary Product Net Sales 2013-2016 CAGR HVP 13% Delivery 16% Standard 1%

6 | Design & Prototyping Injection Molding of Plastics Product Assembly Project Management Global, Large-scale Capacity Autoinjectors Pen Injectors Continuous Glucose Monitors Inhalers Customers’ Commercial Products 2013 2017 Growth in Healthcare-Focused Areas Nine-month YTD Net Sales Net Sales Contract Manufacturing Business Segment 100% Contract Manufacturing Net Sales Healthcare Healthcare Consumer Consumer 2013-2016 CAGR Consumer -3% Healthcare 7% J.P. Morgan Healthcare Conference

Asia Pacific & Latin American Regions Standard 54% HVP 45% Generics ~56% 12% • Healthcare spending increasing • Product quality enhancements due to government and regulatory requirements • Generic (small molecule) injectables lead in volume with increasing interest in biosimilars • Increase value to customers through innovation and service • Drive high-value product growth • Geographic expansion through direct sales & distributors West Nine-Month 2017 Net Sales* Market Type Product Type TRENDS WEST STRATEGY Double digit constant currency sales growth for first nine months of 2017 J.P. Morgan Healthcare Conference 7 | * Deconsolidated business in Venezuela as of April 1, 2017

Long-term Strategy Market-Led and Exceptional Customer Experience Operational Effectiveness Product and Service Differentiation Drive Shareholder Value Become the world leader in integrated containment and delivery of injectable medicines J.P. Morgan Healthcare Conference 8 |

Addressing Unique Customer Needs Quality – A High Bar Set By Our Customers GENERICS Speed to market Efficient manufacturing BIOLOGICS Packaging solutions for sensitive molecules Self-injection technologies PHARMA Total cost of ownership Life cycle management Quality manufacturing Design for manufacturing CONTRACT MANUFACTURING J.P. Morgan Healthcare Conference 9 | 100% of Biologic New Molecular Entity approvals in 2017 include West & Daikyo products

~300 Customer Audits >1,700 Customer Requests Regulatory Filing Assistance Scientific Affairs & Technical Customer Service 2017 Scientific & Technical Engagement in Packaging & Delivery >150 Patents Filed >40 Technical Presentations J.P. Morgan Healthcare Conference 10 |

Global Operations: By the Numbers OF PROVIDING INNOVATIVE SOLUTIONS COMPONENTS MANUFACTURED DAILY MANUFACTURING FACILITIES AROUND THE WORLD SQUARE FEET MANUFACTURING SPACE < 0.08 PARTS PER MILLION OF OUT-OF-SPEC PARTS 28 >110 Million >3.3 Million 95 Years J.P. Morgan Healthcare Conference 11 |

Quality – A Patient First Focus J.P. Morgan Healthcare Conference 12 |

R&D Portfolio Productivity New products launched over the past five years are expected to contribute more than 100 basis points of organic sales growth in 2017 J.P. Morgan Healthcare Conference 13 | Advancing Our Core With technical manufacturing advances to produce higher value products Delivery Devices That integrate West’s containment and delivery expertise Reconstitution Systems that build West’s presence in the injectable marketplace

West solutions: Integrated containment & delivery STERILIZED WASHED COATED ADMINISTERED CAMERA INSPECTED QUALITY BY DESIGN CONTAINMENT SELF INJECTION INJECTION MOLDING MULTI-COMPONENT ASSEMBLY STANDARD est Differentiated Solutions: Integrated Containment & Delivery Increasing levels of customer intimacy Increasing value to West J.P. Morgan Healthcare Conference 14 |

Circles reflect relative size of 2016 net sales Standard Packaging High-Value Components 0% 5% 10% 15% 20% 0% 30% 60% 2016 Category Gross Margin % Proprietary Devices Contract Manufacturing 2016 GM 33.2% 5-Yr Sales CAGR 7.4% Product Net Sales & Margin Growth 2012-2016 compound annual net sales growth rates (excludes currency) > HVP components went from 34% in 2012 to 42% in Q3 2017 > Gross Margins improved from 2012 to 2016 by 260 bps to 33.2% 5 -Y e a r CAG R 15 0% J.P. Morgan Healthcare Conference 15 |

2012 2013 2014 2015 2016 Net Sales Sustained, Consistent Growth 2012 2013 2014 2015 2016 Adjusted Diluted EPS* (Non-GAAP) Constant Currency CAGR 6.8% Comparison of Cumulative Five-Year Total Return Sources: IR Insight, Company estimates *Please refer to “Reconciliation of Non-GAAP Measures” at the end of these materials for more information. Adjusted Diluted EPS CAGR 12.1%* $1.38 $2.18 +19% $1.27 Billion $1.51 Billion +9.1% organic J.P. Morgan Healthcare Conference 16 | 0% 50% 100% 150% 200% 250% 300% 350% 400% 2012 2013 2014 2015 2016 2017 WST-USQ SPX MID

2018 Preliminary Sales Outlook and Long-Term Financial Construct (presented on October 26, 2017 Q3 2017 earnings call)  2018 organic sales growth is expected to be in a range of 6% to 8%  Long-term financial construct: ‒ Components and contract manufacturing business to grow in a 6% to 8% range ‒ Proprietary delivery systems to generate incremental sales growth with increased commercial adoption ‒ Favorable product mix shift, pricing and operational excellence and optimization programs to expand operating profit margins by approximately 100 basis points per year ‒ Annual capital expenditures to be in a range of between $150 million to $175 million J.P. Morgan Healthcare Conference 17 |

Building for the Future Global Operations driving service, quality, safety and improvements in productivity to drive down cost Market-led strategy addressing the specific needs of pharmaceutical, biotechnology, generic and medical device customers Strong competitive position  Quality culture  Designed into regulated products  Scientific and technical expertise Proprietary products and contract manufacturing expected to drive net sales growth and margin expansion Financial strength to invest with a strong balance sheet and growing operating cash flow Innovations in integrated containment and delivery driving new products and services for long- term growth Create Value for Customers, Patients, Employees and Shareholders 18 | J.P. Morgan Healthcare Conference

Appendix: Reconciliation of Non-GAAP Measures 2016 2015 2014 2013 2012 Diluted EPS Reported (GAAP) $1.91 $1.30 $1.75 $1.57 $1.15 Venezuela currency devaluation 0.04 - - - - Pension settlement charge - 0.43 - - - Pension curtailment gain (0.01) - - - - Executive retirement and related costs - 0.09 - - - License costs - - 0.01 - - Discrete tax items 0.01 0.01 0.02 0.06 0.03 Restructuring, impairment and related charges 0.23 - - - 0.05 Acquisition-related contingencies - - - - 0.01 Extinguishment of debt - - - - 0.14 Diluted EPS Adjusted (Non-GAAP) $2.18 $1.83 $1.78 $1.63 $1.38 J.P. Morgan Healthcare Conference 19 |